UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

Ritter Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 21, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Ritter Pharmaceuticals, Inc. (“Ritter” or the “Company”) on Friday, June 2, 2017, at 9:00 A.M. Pacific Time (PT) at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078.

The attached proxy statement describes the business to be conducted at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”).

We hope you can join us at the Annual Meeting. As a stockholder, your participation in the affairs of Ritter is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by following the instruction provided in the Notice of Internet Availability, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Annual Meeting, you will be able to vote in person even if you have previously voted.

Our Notice of 2017 Annual Meeting of Stockholders, proxy statement for the Annual Meeting, and 2016 Annual Report on Form 10-K are available at www.proxyvote.com. We hope you find them informative reading.

On behalf of the board of directors, we would like to express our appreciation for your continued interest in the affairs of Ritter Pharmaceuticals, Inc.

Sincerely yours,

Michael D. Step
Chief Executive Officer

Ira E. Ritter
Executive Chairman of the Board of Directors

1880 Century Park East, #1000, Los Angeles, CA 90067

TEL: (310) 203-1000

http:// www.ritterpharmaceuticals.com

RITTER PHARMACEUTICALS, INC.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”)

TIME	9:00 A.M. Pacific Time (PT) on Friday, June 2, 2017

PLACE	Reed Smith LLP 1901 Avenue of the Stars, Suite 700 Los Angeles, CA 90067-6078

ITEMS OF BUSINESS	1. To elect as directors the eight nominees identified in the proxy statement.

2. To ratify the appointment of Mayer Hoffman McCann P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3. To approve the amendment of the Company’s 2015 Equity Incentive Plan, in substantially the form of Annex A to this proxy statement, to increase the number of shares that may be issued pursuant to awards thereunder by 838,000 shares to an aggregate of (i) 1,641,289 shares plus (ii) any shares that were available for grant under the 2008 Stock Plan and the 2009 Stock Plan (collectively, the “Prior Plans”) on the effective date of the 2015 Equity Incentive Plan or were subject to awards under the Prior Plans that, after the effective date of the 2015 Equity Incentive Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on April 3, 2017.

ANNUAL REPORT	Our 2016 Annual Report on Form 10-K is a part of our proxy materials being made available to you.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability.

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Andrew J. Ritter
Corporate Secretary

April 21, 2017

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Q:	When and where is the 2017 Annual Meeting of Stockholders?

A:	The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Friday, June 2, 2017, at 9:00 A.M. Pacific Time (PT) at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078.

Directions to the Annual Meeting may be found at https://www.reedsmith.com/Los-Angeles-United-States-of-America/?section=directions.

Q:	Why is the Company providing these proxy materials?

A:	The board of directors of Ritter Pharmaceuticals, Inc. (“Ritter,” the “Company,” “we,” “our,” or “us,” as the context requires) is soliciting proxies on behalf of the Company to be voted at the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law and other information.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the Notice of 2017 Annual Meeting of Stockholders; (2) this proxy statement; and (3) Ritter’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Annual Report’).

If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:	We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy materials.

Q:	When were the proxy materials first sent or made available to stockholders?

A:	The Notice was first mailed to stockholders on or about April 21, 2017. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote, online or by phone; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

1

Q:	How can I access the proxy materials over the Internet?

A:	The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of the proxy materials are available at www.proxyvote.com.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are three matters on which a vote is scheduled at the Annual Meeting:

●	The election as directors of the eight nominees identified in this proxy statement;

●	The ratification of the appointment of Mayer Hoffman McCann P.C. as Ritter’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

●	A proposal to amend the Company’s 2015 Equity Incentive Plan, in substantially the form of Annex A to this proxy statement, to increase the number of shares that we may issue pursuant to awards thereunder by 838,000 shares to an aggregate of (i) 1,641,289 plus (ii) any shares that were available for grant under the 2008 Stock Plan and 2009 Stock Plan (collectively, the “Prior Plans”) on the effective date of the 2015 Equity Incentive Plan or were subject to awards under Prior Plans that, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans.

We will also consider and vote upon any other business properly brought before the Annual Meeting.

Q:	What are the board of directors’ voting recommendations?

A:	The board of directors recommends that you vote your shares:

●	FOR the election of each of the eight nominees named herein to the board of directors;

●	FOR the ratification of the appointment of Mayer Hoffman McCann P.C. as Ritter’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

●	FOR the proposed Amendment to the Company’s 2015 Equity Incentive Plan.

Q:	What shares may I vote?

A:	You may vote all shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company that you owned as of the close of business on April 3, 2017 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of Common Stock is entitled to one vote. On the Record Date, there were approximately 11,619,197 shares of our Common Stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record

If your shares are registered directly in your name with Ritter’s transfer agent, Corporate Stock Transfer, Inc. (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Ritter or to vote your shares in person at the Annual Meeting.

2

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q:	May I attend the Annual Meeting in person?

A:	You are invited to attend the Annual Meeting in person and we encourage all stockholders of Ritter to attend the Annual Meeting in person.

All stockholders attending the Annual Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the Annual Meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags or packages will be permitted in the Annual Meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the Annual Meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting, copies of which will be distributed to attendees at the meeting.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the Notice so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:

On the Internet—You may vote online at www.proxyvote.com by following the instructions provided in the Notice. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on June 1, 2017.

By Telephone—You may vote by telephone by dialing (800) 690-6903. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on June 1, 2017.

By Mail—The Notice includes directions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by May 30, 2017. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

3

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.

If you hold your shares directly, you must (a) file with Ritter’s Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or vote your shares in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to Ritter’s Transfer Agent before the Annual Meeting or you vote by written ballot at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 p.m. Eastern Time (ET) on July 1, 2017.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT” one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors (Proposal 1) and will not affect the results of that vote.

For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the persons named as proxies by our board of directors, Michael D. Step and Andrew J. Ritter (the “Named Proxies”), will vote your shares in accordance with the recommendations of the board of directors.

If you are a beneficial owner and you have not provided voting instructions to your bank, broker or other financial intermediary, such firm may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1) or on the proposal to amend the Company’s 2015 Equity Incentive Plan (Proposal 3), resulting in a “broker-non-vote” with respect to these matters. See “What is a broker non-vote?” below for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of Common Stock. The shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors (Proposal 1), the eight nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a plurality vote.

Approval of the ratification of our independent registered public accounting firm (Proposal 2) and the amendment of the Company’s 2015 Equity Incentive Plan (Proposal 3) will require the affirmative vote of a majority of votes cast on such proposal by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

In each case, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of any proposal.

4

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1) and the vote to approve the amendment of the Company’s 2015 Equity Incentive Plan (Proposal 3). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposals 1 or 3.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice, proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this proxy statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 40.

5

OWNERSHIP OF THE COMPANY

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 3, 2017 by:

●	our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than five percent of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual or group within 60 days of April 3, 2017, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our Common Stock is calculated based on an aggregate of 11,619,197 shares outstanding as of April 3, 2017.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, California 90067.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Javelin Entities(1)	2,776,534	23.1%
Stonehenge Partners LLC(2)(3)(4)	817,271	7.0%
Knoll Capital Management, LP(5)	952,434	8.2%
Alyeska Investment Group, L.P. (6)	652,285	5.6%

Executive Officers, Directors and Director Nominees
Michael D. Step(7)	968,792	7.7%
Andrew J. Ritter(3)(8)	1,186,502	9.9%
Ira E. Ritter(4)(9)	1,186,502	9.9%
Noah J. Doyle(1) (10)	2,799,261	23.3%
Matthew W. Foehr (11)	24,438	*
Paul V. Maier (12)	6,813	*
Gerald T. Proehl (13)	56,813	*
Dr. William M. Merino	1,398	*
All current executive officers and directors as a group (9 persons)(14)	5,048,599	36.8%

* Represents beneficial ownership of less than 1% of the shares of Common Stock.

6

(1)	Based upon information contained in a Schedule 13D filed with the SEC on July 10, 2015 by Javelin Venture Partners, L.P. (“Javelin”), Javelin Venture Partners I SPV I, LLC (“Javelin SPV”), Javelin Venture Partners GP, L.P. (“Javelin GP, LP”) and Javelin Venture Partners GP, LLC (“Javelin GP-LLC,” together with Javelin, and Javelin SPV the “Javelin Entities”). Javelin holds 2,047,804 shares directly and has the right to acquire 83,224 shares upon exercise of a warrant. Javelin SPV holds 322,753 shares directly and has the right to acquire 322,753 shares upon exercise of a warrant. The address of the Javelin Entities is One Rincon Center, 101 Spear Street, Suite 255, San Francisco, California 94105. As a Manager of Javelin GP-GP, Noah Doyle may be deemed the beneficial owner of these shares. Mr. Doyle expressly disclaims beneficial ownership over these shares except to the extent of his pecuniary interest therein.

(2)	The address of Stonehenge Partners LLC is 21800 Oxnard Street, Suite 250, Woodland Hills, California 91367.

(3)	As a managing partner of Stonehenge Partners LLC, Andrew Ritter may be deemed the beneficial owner of these shares. Andrew Ritter expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)	As a managing partner of Stonehenge Partners LLC, Ira Ritter may be deemed the beneficial owner of these shares. Ira Ritter expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(5)	Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 14, 2017, 2016 by Knoll Capital Management, LP, Fred Knoll and Gakasa Holdings, LLC. According to such filing, each of the reporting persons has shared voting and dispositive power with respect to these shares. The address for the reporting persons is 5 East 44th Street, Suite 12, New York, NY 10017.

(6)	Based solely upon information contained in a Schedule 13G filed with the SEC on February 14, 2017 by Alyeska Investment Group, L.P., Alyeska Fund GP, LLC, Alyeska Fund 2 GP, LLC and Anand Parekh. According to such filing, each of the reporting persons has shared voting and dispositive power with respect to these shares. The address of the reporting persons is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(7)	Includes 931,792 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of April 3, 2017. The number of shares issuable upon exercise of options includes 250,924 shares subject to options that are currently exercisable, but are not subject to vesting within 60 days of April 3, 2017 and accordingly, if exercised, are subject to a repurchase right until vested.

(8)	Includes 362,981 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of April 3, 2017 and the shares beneficially owned by Stonehenge Partners LLC reflected in footnote (3) above.

(9)	Includes 362,981 shares underlying stock option awards that are currently exercisable or exercisable within 60 days of April 3, 2017 and the shares beneficially owned by Stonehenge Partners LLC reflected in footnote (4) above.

(10)	Includes 22,727 shares owned directly by Mr. Doyle and the shares beneficially owned by the Javelin Entities reflected in footnote (1) above.

(11)	Includes 7,438 shares underlying a stock option award that are currently exercisable or exercisable within 60 days of April 3, 2017.

(12)	Includes 6,813 shares underlying a stock option award that are currently exercisable or exercisable within 60 days of April 3, 2017.

(13)	Includes 6,813 shares underlying a stock option award that are currently exercisable or exercisable within 60 days of April 3, 2017.

(14)	Includes 2,089,377 shares underlying stock options that are currently exercisable or exercisable within 60 days of April 3, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules issued thereunder, requires our directors and executive officers and beneficial owners of more than 10% of the outstanding shares of our equity securities to file reports of ownership and changes in beneficial ownership of our equity securities with the SEC. Copies of these reports are furnished to Ritter. The Company is required to identify any of those individuals who failed to file such reports on a timely basis. Based solely on our review of the copies of such reports furnished to us, and representations from the persons subject to Section 16(a) with respect to the Company, we believe that during 2016 all of our executive officers, directors and 10% stockholders complied with the Section 16(a) requirements.

7

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mayer Hoffman McCann P.C. (“MHM”) serves as the Company’s independent registered public accounting firm and has served in that capacity since 2014. MHM leases substantially all its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. The decision to engage MHM as the Company’s independent registered public accounting firm for the 2017 fiscal year was approved by the Audit Committee of the board of directors.

The Audit Committee considered the independence of MHM and whether the audit services MHM provided to the Company are compatible with maintaining that independence. The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during the past fiscal year.

Fees and Services of Mayer Hoffman McCann P.C.

The following table sets forth the aggregate fees billed to the Company by MHM for the fiscal years ended December 31, 2016 and 2015:

	2016	2015
Audit Fees(1)	$167,049	$345,812
Audit-Related Fees	─	─
Tax Fees	─	─
All Other Fees	─	─
Total	$167,049	$345,812

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services provided by our independent registered public accounting firm. In determining whether to approve any services by our independent registered public accounting firm, the Audit Committee reviews the services and the estimated fees, and considers whether approval of the proposed services will have a detrimental impact on the auditor’s independence. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

In fiscal 2016 and 2015, all audit services and the corresponding fees were approved by our board of directors.

8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors in General

Our board of directors currently consists of eight members, each of whose current term of office as a director expires at the Annual Meeting. Biographical information with respect to our directors is provided below.

Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Our amended and restated bylaws provide that the authorized number of directors comprising our board of directors will be fixed, from time to time, by a majority of the total number of directors.

There are no family relationships among any of our directors or executive officers, other than Ira and Andrew Ritter, who are father and son, respectively.

Name	Position with the Company	Age as of the Annual Meeting	Director Since
Michael D. Step	Chief Executive Officer and Director	57	2012
Andrew J. Ritter	President and Director	34	2008
Ira E. Ritter	Executive Chairman, Chief Strategic Officer and Director	68	2008
Noah J. Doyle	Director	49	2008
Matthew W. Foehr	Director	44	2015
Paul V. Maier	Director	69	2015
Dr. William M. Merino	Director	74	2017
Gerald T. Proehl	Director	58	2015

Michael D. Step became our Chief Executive Officer on October 1, 2014. He has served as a director of the Company since 2012. Mr. Step has over 20 years of business development and corporate development experience in the pharmaceutical industry. Prior to joining the Company as its Chief Executive Officer, Mr. Step served as Senior Vice President of Corporate Development at Santarus, Inc. (“Santarus”), and a member of its executive committee, from 2005 to January 2014, when Santarus was sold to Salix Pharmaceuticals, Ltd. At Santarus, Mr. Step was responsible for corporate development activities. Prior to joining Santarus, he served as Vice President, Corporate Development for Amylin Pharmaceuticals, Inc. (“Amylin”), from 2000 to 2005. In this capacity, he was responsible for leading corporate development activities, including product licensing, strategic planning, and mergers and acquisitions evaluations. Before joining Amylin, Mr. Step served as Senior Director, Business Development at Dura Pharmaceuticals, Inc. (“Dura Pharmaceuticals”), from 1997 to 2000. In this position, his duties included licensing of marketed pharmaceutical products. Prior to joining Dura Pharmaceuticals, he served in corporate development and strategic planning at Hoffmann-La Roche, from 1996 to 1997, and held various sales and management roles at Roche Labs, from 1994 to 1996, and Syntex Labs, from 1992 to 1994. Mr. Step holds a B.A. in political science from Vanderbilt University and a M.B.A. from the University of Southern California.

Qualifications: We believe that Mr. Step is well qualified to serve on our board of directors and as Chief Executive Officer of the Company due to his over 20 years’ experience in the pharmaceutical industry, serving in senior leadership roles within public pharmaceutical companies including in the gastrointestinal disease segment. Mr. Step has served in various executive management positions in sales and sales management, and has had experience with many aspects of pharmaceutical commercialization, strategic planning, business development and licensing providing both strategic and operational vision and guidance. His extensive experience gives him valuable insight into our industry as well as seasoned business judgment.

Andrew J. Ritter co-founded the predecessor in interest to the Company in March 2004 and served as the President and Chief Executive Officer of that predecessor until the Company’s formation in 2008. He served as President and Chief Executive Officer of the Company since its formation, until relinquishing the role of Chief Executive Officer to Mr. Step in October 2014. Mr. Ritter was a member of the board of directors of the Company’s predecessor since its inception in 2004 and has been a member of our board of directors since 2008 when the Company was formed. Mr. Ritter has been actively studying the field of lactose intolerance for over 15 years and currently holds six patents and over fifteen pending international patent applications. In addition, he has co-published articles in Nutrition Journal, Gastroenterology and Food Technology. He has also given presentations at major healthcare and medical conferences such as Digestive Disease Week, among others, and has been a guest lecturer of entrepreneurship at various graduate and undergraduate schools throughout Los Angeles including: University of Southern California Marshall School of Business, University of California at Los Angeles Anderson School of Business and Pepperdine University Graziadio School of Business and Management. Since 2010, Mr. Ritter has also acted as a managing partner of Stonehenge Partners, a private investment fund, which provides working capital and executive leadership to a variety of businesses and industries including: real estate, technology, biotechnology, entertainment and service businesses. Mr. Ritter served as a Los Angeles City Commissioner on the Commission for Children, Youth and Their Families from 2000 to 2002. He holds a B.A. in Political Science and a minor in Business from the University of Southern California and was a member of the 2002 Pac-10 Championship baseball team. He graduated from the Stanford Graduate School of Business’ Executive Education on Influence and Negotiation Strategies. Mr. Ritter received a Master of Business Administration from the Wharton School of Business in May 2016.

9

Qualifications: We believe that Mr. Ritter is well qualified to serve on our board of directors due to his over 15 years of research experience working in lactose intolerance and digestive diseases. Having founded the Company and invented Lactagen™, Mr. Ritter has an in depth knowledge of the Company, and provides senior leadership on the clinical and product development matters facing the Company. Mr. Ritter also brings to the board of directors an extensive scientific and operational background gained previously at Ritter Natural Sciences and over the years at Ritter.

Ira E. Ritter served as Co-Founder, Chief Strategic Officer and Executive Chairman of the Company’s predecessor in interest from its inception in 2004 through the formation of the Company in 2008 and has served in those positions with the Company since 2008. Mr. Ritter has extensive experience creating and building diverse business enterprises and has provided corporate management, strategic planning and financial consulting for a wide range of market segments. Since 2010, Mr. Ritter has also acted as a managing partner of Stonehenge Partners. Mr. Ritter served as President and Vice Chairman of Quality King, Inc., a national wholesale distributor of healthcare products, from 1992 to 2000. From 1998 to 2001, he served as President and Chairman of Rockwood Investments Inc., a business he developed which produced private label health and beauty products for major national retailers, including GNC and K-Mart. He also served as Chairman of ON-TV, a division of Oak Industries, Inc., from 1982 to 1985, where he managed the television division initiating exclusive broadcasts of Los Angeles, Chicago, and New York professional baseball, basketball, and hockey games. During this tenure, he produced the first televised home shopping program and directed development of the largest “pay-per-view” channel system for its time. Mr. Ritter served on the board of directors for Martin Lawrence Art Galleries from 1980 to 1985 helping take it public on The New York Stock Exchange. During his 20 years as a publisher, he produced monthly national consumer magazines focused on health & fitness, women’s issues and the environment. Mr. Ritter also has a long history of public service that includes appointments by three Governors to several State of California Commissions including eight years served as Commissioner on the California Prison Industry Authority. He has guest lectured at University of Southern California Marshall School of Business and Pepperdine University Graziadio School of Business where he also serves as an advisory board member to Pepperdine’s Graduate School of Education and Psychology, Social Entrepreneurship and Change Program. Presently he serves on the board of directors for Vitavis Laboratories. In 1981, Mr. Ritter was honored with the City of Hope’s Man of the Year award.

Qualifications: We believe that Mr. Ritter is well suited to serve on our board of directors due to his over 40 years’ experience overseeing daily operations of diverse business enterprises, and his managing public as well as private companies. Mr. Ritter provides our board of directors with extensive background in operational and strategic planning, as well as general executive and leadership expertise. Mr. Ritter has served on the boards of several companies during his career.

Noah J. Doyle has served as a director of the Company since September 2008. He has been an entrepreneur and investor for over 20 years. Mr. Doyle is the managing director of Javelin GP, LLC, the general partner of Javelin GP, LP, which is the general partner of Javelin and the manager of Javelin SPV. Prior to forming the first Javelin entities in 2008, Mr. Doyle supported over a dozen start-ups as an angel investor, including Keyhole, Inc. (“Keyhole”) (acquired by Google Inc. in 2004), Cantametrix, Inc. (acquired by Gracenote, Inc. in 2002), Amae Software (acquired by Verint Systems, Inc. in 2006), Nuvon, Inc., Aquea Scientific Corporation, Emdigo Inc., Magnacash Inc. (acquired by Yaga, Inc. in 2001), and i-mint India. Mr. Doyle most recently directed the enterprise product line for Google’s geospatial products, Google Earth and Google Maps, from 2004 to 2007. From 2002 to 2004 he managed the Sales and Corporate Development functions at Keyhole, which created the first Web hosted digital earth model. Prior to Keyhole, Mr. Doyle helped establish the Internet loyalty rewards marketplace as a co-founder of MyPoints.com (“MyPoints”), the largest Internet loyalty program with over 6 million active members, where he led product management and business development functions from the company’s inception in 1996 through its initial public offering and subsequent acquisition by United Airlines in 2002. Prior to joining MyPoints, Mr. Doyle was based in Tokyo where he managed overseas sales and marketing for the OEM channel of Matsushita’s (Panasonic) communications equipment subsidiary in Japan, from 1990 to 1994. Mr. Doyle served on the board of directors of MOL Global, Inc. from July 2014 to February 2016. He was also chairman of the management board of the University of California, Berkeley’s campus bookstore, a $17 million retail operation, and also held product management and operations management roles at IBM/Rational (Pure Atria) and Oracle, from 1989 to 1990. Mr. Doyle holds M.B.A. and B.A. Economics degrees, as well as certificates in Management of Technology and Global Management from University of California — Berkeley.

Qualifications: We believe that Mr. Doyle is well suited to serve on our board of directors due to his over 20 years of experience as an entrepreneur and investor. Mr. Doyle has experience as a venture capitalist building and serving on the boards of many public and private emerging companies in leadership roles providing guidance on finance, development and operational growth.

10

Matthew W. Foehr has served as a director of the Company since February 2015. He currently serves as President and Chief Operating Officer at Ligand Pharmaceuticals Incorporated (“Ligand”), a commercial stage biopharmaceutical company. Prior to joining Ligand in 2011, Mr. Foehr was Vice President and Head of Consumer Dermatology R&D, as well as Acting Chief Scientific Officer of Dermatology, in the Stiefel division of GlaxoSmithKline, (“GSK”). Following GSK’s acquisition of Stiefel Laboratories, Inc. (“Stiefel”) in 2009, Mr. Foehr led the R&D integration of Stiefel into GSK. At Stiefel Laboratories, Inc., Mr. Foehr served as Senior Vice President of Global R&D Operations, Senior Vice President of Product Development& Support, and Vice President of Global Supply Chain Technical Services. Prior to joining Stiefel, Mr. Foehr held various executive roles at Connetics Corporation including Senior Vice President of Technical Operations and Vice President of Manufacturing. Currently, he is a member of the board of directors of Viking Therapeutics Inc. Mr. Foehr is the author of multiple scientific publications and is a named inventor on numerous U.S. patents. He received his Bachelor of Science degree in Biology from Santa Clara University.

Qualifications: We believe that Mr. Foehr is well suited to serve on our board of directors due to his more than 20 years of experience in the pharmaceutical industry and his experience managing global operations and research and development programs.

Paul V. Maier has served as a director of the Company since April 2015. From November 2009 through June 2014, Mr. Maier served as the Chief Financial Officer of Sequenom Inc., a publicly held company serving the discovery, clinical research, and diagnostics market. From February 2007 until November 2009, he served as an independent financial consultant. Previously, Mr. Maier was Senior Vice President and Chief Financial Officer of Ligand from 1992 through 2007. From 1990 to 1992, Mr. Maier served as Vice President, Finance of DFS West, a division of DFS Group LP, a private multinational retailer. From 1984 to 1990, Mr. Maier was employed by ICN Pharmaceuticals, a pharmaceutical and biotechnology research products company, where he held various executive positions in finance and general management in ICN as well as SPI Pharmaceuticals, a publicly held subsidiary. Mr. Maier currently serves on the board of directors of International Stem Cell Corporation, Apricus Biosciences, MabVax Therapeutics, and Biological Dynamics. Mr. Maier received an MBA from Harvard Business School and a BS from Pennsylvania State University.

Qualifications: We believe that Mr. Maier is well suited to serve on our board of directors due to his over 25 years of experience as a senior executive in biotechnology and pharmaceutical companies and his extensive experience in finance.

Dr. William M. Merino has served as a director of the Company since January 17, 2017. Dr. Merino served as the Senior Vice President of Worldwide Regulatory Affairs for Warner Lambert Pharmaceuticals from 1987 to 2000, where he was a member of the Office of the Chairman and responsible for the registration and approval of pharmaceuticals products with regulatory agencies around the world. He was also responsible for quality assurance, quality control and drug safety for the company, and led efforts to gain expedited registration of Lipitor in the United States and abroad in 20 other countries. He also has previous experience leading international regulatory affairs at Alcon Pharmaceuticals, G.D. Searle & Co., and Riker Laboratories. Dr. Merino has served as a senior clinical and regulatory advisory to the Company. Dr. Merino received his PhD in Pharmacology from Purdue University.

Qualifications: We believe that Dr. Merino’s deep global experience in drug and device registration and his extensive work with senior members of the U.S. Food and Drug Administration (“FDA”) as well as several international regulatory authorities will bring important insight and acumen to our board of directors, as the Company continues its interactions with the FDA in an effort to bring RP-G28 to market.

Gerald T. Proehl has served as a director of the Company since April 2015. Currently, Mr. Proehl is President, CEO, Founder and Director of Dermata Therapeutics, LLC, a private biopharmaceutical company. From January 2002 to January 2014, he was the President, Chief Executive Officer and a Director of Santarus, Inc. (“Santarus”), a company that he helped to found in 1999 and sold to Salix Pharmaceuticals in January 2014 for $2.6 billion. From March 2000 through December 2001, Mr. Proehl was President and Chief Operating Officer of Santarus, and from April 1999 to March 2000, Mr. Proehl was Vice President, Marketing and Business Development of Santarus. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel, Inc. (“Hoechst”), a global pharmaceutical company, for 14 years, where he served in various capacities, including Vice President of Global Marketing. During his career at Hoechst he worked across numerous therapeutic areas, including CNS, cardiovascular, and gastrointestinal. Mr. Proehl currently serves on the board of directors of two other public company boards, Sophiris Bio Inc. and Tenax Therapeutics, Inc. Mr. Proehl also serves on a number of private company boards including Kinetek Sports, Patara Pharma LLC, MDRejuvena, Inc. and Dermata Therapeutics, LLC. He also served on the board of directors of Auspex Pharmaceuticals, Inc. from January 2014 to May 2015. Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst College.

Qualifications: We believe that Mr. Proehl is well suited to serve on our board of directors due to his general business and commercial experience in the pharmaceutical industry, as well as his strong background in business operations developed through his leadership at other companies.

11

Board of Directors Leadership Structure

The roles of Chairman of the board of directors and Chief Executive Officer are held separately. Our Chief Strategic Officer also serves as the Executive Chairman of our board of directors. Our board of directors has determined its leadership structure is appropriate and effective for us at this time, given our stage of development.

Director Independence

Under NASDAQ’s continued listing requirements, a majority of a listed company’s board of directors must be comprised of independent directors, subject to certain exceptions and phase-in rules. In addition, NASDAQ’s continued listing requirements require that, subject to certain exceptions and phase-in rules, each member of a listed company’s audit, compensation and governance and nominating committees must be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under NASDAQ’s continued listing requirements, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our board of directors has determined that each of Messrs. Doyle, Foehr, Maier, Proehl and Dr. Merino are independent under the applicable rules and regulations of NASDAQ. In making such determinations, the board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances the board of directors deemed relevant in determining their independence.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account many factors, including the following:

●	diversity of personal and professional background, perspective, experience, age, gender, ethnicity and country of citizenship;

●	personal and professional integrity and ethical values;

●	experience in one or more fields of business, professional, governmental, scientific or educational endeavors, and a general appreciation of major issues facing public companies similar in scope and size to us;

●	experience relevant to our industry or with relevant social policy concerns;

●	relevant academic expertise or other proficiency in an area of our operations;

●	objective and mature business judgment and expertise; and

●	any other relevant qualifications, attributes or skills.

Board of Director’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on collaborative partners and other third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no commercial manufacturing experience, marketing or sales capability or experience and dependence on key personnel, as more fully discussed under “Risk Factors” in our 2016 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the board of directors, but the full board of directors has retained responsibility for general oversight of risks. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company as our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

12

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter. Copies of each committee’s charter are posted on the Investor Relations section of our website, which is located at www.ritterpharmaceuticals.com. The composition and function of each of these committees are described below.

Audit Committee. NASDAQ rules require us to have an audit committee of at least three members, each of whom must: (i) be independent under NASDAQ’s general director independence requirements; (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, each company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The current members of our Audit Committee are Matthew W. Foehr, Paul V. Maier and Gerald T. Proehl, with Mr. Maier serving as chairman. Our board of directors has determined that each member of our Audit Committee is independent under Rule 10A-3 of the Exchange Act and the continued listing requirements of NASDAQ, and that each member of our Audit Committee satisfies the other continued listing requirements of NASDAQ for audit committee membership. Our board of directors has also determined that Mr. Maier qualifies as an “audit committee financial expert,” as such term is defined by the SEC, and that he has the requisite level of financial sophistication required by the continued listing requirements of NASDAQ.

Under the Audit Committee charter, our Audit Committee is authorized to take the following actions, among others:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters;

●	oversee internal audit functions, if any; and

●	prepare the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Compensation Committee. NASDAQ rules require us to have a compensation committee comprised of at least two members, each of whom must be independent under NASDAQ’s general director independence requirements.

The current members of our Compensation Committee are Matthew W. Foehr, Paul V. Maier and Dr. William M. Merino, with Mr. Foehr serving as chairman. Our board of directors has determined that each member of our Compensation Committee is independent under the continued listing requirements of NASDAQ.

13

Under the Compensation Committee charter, our Compensation Committee is authorized to take the following actions, among others:

●	review and approve the compensation arrangements for our chief executive officer and approve, for subsequent review and ratification by the full board, the compensation arrangements for our other executive officers;

●	review, approve and recommend to the board general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals; and

●	administer our stock incentive plans.

To determine executive compensation, the Compensation Committee, with input from the chief executive officer and other members of senior management (who do not participate in the deliberations regarding their own compensation), reviews, at least annually, and makes recommendations to the board of directors appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.

Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter, but only after taking into account certain factors prescribed by NASDAQ bearing on the consultant’s independence. There is no requirement, however, that a compensation consultant be independent.

During the past fiscal year, the Compensation Committee engaged Barney & Barney (“B&B”) as compensation consultants. The Compensation Committee identified and selected B&B based on their reputation and experience consulting companies in the life sciences industry. The Compensation Committee requested that B&B:

●	develop a peer group of companies for market assessment;

●	conduct a competitive compensation assessment for the senior management team;

●	develop severance and change-in-control policies;

●	develop a competitive board of directors compensation program;

●	conduct a competitive assessment for the broad-based employee population;

●	develop a broad-based equity grant strategy; and

●	develop a competitive employee stock purchase plan and help to determine an appropriate share reserve number for the Company’s equity incentive plan.

Nominating and Corporate Governance Committee. NASDAQ does not require a separate nominations committee. However, if a company does not have a separate committee composed entirely of directors who are independent under NASDAQ’s general director independence requirements, certain nominating decisions must be made by a majority of the independent directors of the board of directors.

The current members of our Nominating and Corporate Governance Committee are Noah Doyle, Dr. William M. Merino and Gerald Proehl, with Mr. Proehl serving as chairman. Our board of directors has determined that each member of our Nominating and Corporate Governance Committee is independent under the continued listing requirements of NASDAQ.

Under the Nominating and Corporate Governance Committee charter, our Nominating and Corporate Governance Committee is authorized to take the following actions, among others:

●	identify and nominate members of the board of directors;

●	develop and recommend to the board of directors a set of corporate governance principles applicable to our company; and

●	oversee the evaluation of our board of directors.

14

Director Nominations

Director nominees are considered by our Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to our board of directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry. In general, preferred candidates will currently hold, or have recently held, an established executive level position and have extensive experience in business, finance, law, science, research, or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Nominating and Corporate Governance Committee or the board of directors, by stockholders, or through other sources. When current directors are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior contributions and performance as well as the composition of our board of directors as a whole, including whether the board of directors reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating and Corporate Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

It is our Nominating and Corporate Governance Committee’s responsibility to consider stockholder proposals for nominees for election as directors that are nominated in accordance with our certificate of incorporation and our bylaws, and other applicable laws, including the rules and regulations of the SEC and any stock market on which our stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered are required to be written and received by the Secretary of the Company by no later than the close of business on the 90th day, nor earlier than the close of business of the 120th day in advance of the first anniversary of the preceding year’s annual meeting of stockholders. The notice must set forth all of the information required by the Company’s bylaws.

Meetings and Attendance During 2016

The board of directors held six meetings in 2016. Each director who served as a director during 2016 participated in 75% or more of the meetings of the board of directors and of the committees on which he served during the year ended December 31, 2016 (during the period that such director served). At each regular meeting of the board of directors, the independent directors meet in private without members of management.

We encourage all of our directors to attend our annual meeting of stockholders. In 2016, all of our directors attended the annual meeting of stockholders.

Code of Business Conduct and Ethics

We adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting prior to the closing of our initial public offering. The code of business conduct and ethics is available on our website at www.ritterpharmaceuticals.com. Any amendments to the code of business conduct and ethics, or any waivers of its requirements that apply to our principal executive officer, principal financial officer or principal accounting officer, will be disclosed on our website.

Communications with the Board of Directors

The board of directors has not established a formal process for security holders to send communications to the board of directors and the Board has not deemed it necessary to establish such a process at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the board of directors. If the Company should receive a security holder communication directed to the board of directors, or to an individual director, said communication will be relayed to the board of directors or the individual director as the case may be.

Certain Relationships and Related Party Transactions

Our Audit Committee is responsible for reviewing, approving and overseeing any transaction between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners, and each of their respective immediate family members, where the amount involved exceeds the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year end for the prior two fiscal years (which for 2016 and 2015 was approximately $116,383). Since January 1, 2015, there have been no such transactions, except as described below.

Initial Public Offering

Certain of our existing stockholders, as well as certain of our directors, purchased an aggregate of $4.3 million of shares of our Common Stock in our initial public offering at the initial public offering price of $5.00 per share. Specifically, Javelin purchased 800,000 shares, Gerald T. Proehl purchased 50,000 shares, and Matthew W. Foehr purchased 4,000 shares.

15

EXECUTIVE Officers

Our Executive Officers as of the date of this proxy statement are as follows:

Name	Age	Position with the Company
Michael D. Step	57	Chief Executive Officer
Andrew J. Ritter	34	President
Ira E. Ritter	68	Executive Chairman and Chief Strategic Officer
Ellen Mochizuki	50	Vice President Finance

Officers serve at the discretion of the board of directors. There are no family relationships among any of our directors or executive officers, other than Ira and Andrew Ritter, who are father and son, respectively. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Michael D. Step. For Mr. Step’s biography, please see above under “Board of Directors.”

Andrew J. Ritter. For Mr. Ritter’s biography, please see above under “Board of Directors.”

Ira E. Ritter. For Mr. Ritter’s biography, please see above under “Board of Directors.”

Ellen Mochizuki has served as our Vice President, Finance since September 18, 2015. From August 2014 to June 2015, Ms. Mochizuki consulted with various biopharmaceutical clients with respect to their initial public offerings and related financial statements. From 2007 to 2014, she was a Director of Accounting (Benefits) for Northrop Grumman Corporation, (“NGC”), and was responsible for the overall accounting and accounting operations of its $35 billion benefit assets. From 2006 to 2007, Ms. Mochizuki consulted with NGC. From 2002 to 2005, she was a Senior Vice President at IndyMac Bank, overseeing human resources operations. Ms. Mochizuki started her career as an auditor with PricewaterhouseCoopers. Ms. Mochizuki is an adjunct faculty at Pasadena City College teaching accounting (2014 to 2015) and is licensed in the State of California as a certified public accountant though is currently on inactive status.

16

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (2016 and 2015)

The following table sets forth the compensation paid or earned for the fiscal years ended December 31, 2016 and 2015 to our named executive officers for each of those years, who are comprised of (1) our principal executive officer for such year, and (2) our next two highest compensated executive officers other than the principal executive officer (whose compensation exceeded $100,000).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	Nonequity Incentive Compensation ($)		All Other Compensation ($)		Total ($)
Michael D. Step	2016	376,269	—		126,280	—		—		502,549
Chief Executive Officer	2015	348,692	—		—	—		—		348,692

Andrew J. Ritter	2016	324,010	117,180	(2)	490,394	—		—		931,584
President	2015	259,260	124,000	(2)	—	225,000	(3)	109,952	(4)	718,212

Ira E. Ritter	2016	308,332	97,571	(2)	490,394	—		—		896,297
Executive Chairman and	2015	249,980	103,250	(2)	—	225,000	(3)	7,157	(4)	585,387
Chief Strategic Officer

(1)	Represents the aggregate grant date fair value of options awards granted during the years presented, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the options awards granted, see Note 8 “Stock Based Compensation” to the financial statements included in our 2016 Annual Report.

(2)	Represents annual bonuses earned for 2016 and 2015 based upon the achievement of specific performance goals, pursuant to the terms of their respective offer letters. For 2016, the annual bonuses earned were equal to 90% of the target bonus opportunities for each of Andrew Ritter (target bonus equal to 40% of his base salary) and Ira Ritter (target bonus equal to 35% of his base salary). For 2015, the annual bonus earned were equal to 100% of the target bonus opportunities for each of Andrew Ritter (target bonus equal to 40% of his base salary) and Ira Ritter (target bonus equal to 35% of his base salary).

(3)	For 2015, represents cash bonuses of $75,000 and $150,000 attributable to the Clinical Trial Funding Commitment Bonus Opportunities and the Fundraising Bonus Opportunities, respectively (as described below under “Compensation Arrangements with Andrew Ritter and Ira Ritter”), paid to each of Andrew Ritter and Ira Ritter.

(4)	For 2015, represents auto allowances of $4,952 and $7,157 paid on behalf of Andrew Ritter and Ira Ritter, respectively. Also represents $105,000 paid as tuition reimbursement pursuant to Andrew Ritter’s offer letter.

Narrative to Summary Compensation Table

Letter Agreement with Michael D. Step

On December 2, 2014, we entered into a letter agreement (the “Step Letter Agreement”), with Mr. Step, our current Chief Executive Officer, setting forth the terms of his employment. The Step Letter Agreement provides that Mr. Step will be entitled to an annual base salary of $360,000. Pursuant to the Step Letter Agreement, Mr. Step was also entitled to receive three stock options.

The first two options entitle Mr. Step to purchase 646,537 and 73,377 shares of Common Stock of the Company, respectively, for an exercise price of $5.86 per share. Each of these options was immediately exercisable in full as of the date of the grant, with 44/48ths of the total number of shares covered by each option subject to a right of repurchase by the Company upon termination of Mr. Step’s employment with us for any reason. This right of repurchase will lapse over a period of 44 months, with 1/44th of the total number of shares subject to the right of repurchase lapsing on January 1, 2015 and on the first day of each month thereafter. In addition, the right of repurchase will lapse in its entirety upon a termination of the employment of Mr. Step by us without Cause or by Mr. Step with Good Reason and upon a Termination upon a Change in Control.

The third option became exercisable upon the closing of our initial public offering on June 29, 2015. Pursuant to the terms of the agreement, the option is exercisable for a total of 163,799 shares of our Common Stock, which, together with the shares subject to the first option, represent 7.5% of the shares of Common Stock deemed to be outstanding at June 29, 2015 on a fully-diluted basis, after giving effect to the number of shares subject to the third option. Seventy-five percent of the shares subject to the third option are subject to a right of repurchase by us upon termination of Mr. Step’s employment for any reason. This right of repurchase will lapse with respect to 1/36th of the total number of shares subject to the right of repurchase on the first day of each month following the date on which the third option first becomes exercisable. In addition, the right of repurchase will lapse in its entirety upon Mr. Step’s termination of employment under certain circumstances.

17

For purposes of the Step Letter Agreement, the terms “Cause,” “Good Reason,” and “Termination upon a Change in Control” each have the meanings ascribed to such terms in the Executive Severance & Change in Control Agreement described below.

Compensation Arrangements with Andrew Ritter and Ira Ritter

On September 25, 2013, our board of directors approved the Executive Compensation Plan setting forth certain compensation to be paid to Andrew Ritter and Ira Ritter for their contributions to the Company. Effective June 29, 2015, in connection with our initial public offering, Andrew Ritter and Ira Ritter accepted offer letters from us setting for the terms of their employment as President and Chief Strategic Officer, respectively. The offer letter superseded the Executive Compensation Plan.

Executive Compensation Plan

Pursuant to the terms of the Executive Compensation Plan Andrew Ritter’s salary was $225,000 per year and Ira Ritter’s salary was $210,000 per year. Andrew Ritter was entitled to an annual car allowance of up to $8,400 and Ira Ritter was entitled to an annual car allowance of up to $12,000. Any car allowance claimed by Andrew or Ira Ritter would result in an automatic reduction in such person’s base salary then in effect.

Under the Executive Compensation Plan, each of Andrew and Ira Ritter had bonus opportunities to receive cash payments and options to purchase up to 48,951 shares of the Common Stock (each referred to in this section as an “Executive Option Grant”) as described below. On December 2, 2014, they also each received an option to purchase up to 432,434 shares of the Common Stock. See “Outstanding Equity Awards at 2015 Fiscal Year-End” for additional information regarding these options.

Pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were entitled to the following cash and equity payments upon the satisfaction of the events described below:

●	FDA Meeting Bonus Opportunities. In April 2013, Andrew and Ira Ritter each received a one-time cash bonus of $10,000 for meeting with the FDA regarding RP-G28’s pathway to FDA approval. Upon satisfaction of this milestone, 2,360 shares under the Executive Option Grant vested and became exercisable as of September 25, 2013. An additional 1,136 shares were to vest ratably on a monthly basis beginning on September 30, 2013.

●	Clinical Trial Funding Commitment Bonus Opportunities. Pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were each entitled to receive a one-time cash bonus of $75,000 upon the Company’s receipt of a commitment by a third party to fund a Phase 2 or later clinical trial whether or not any such committed funds were paid directly to the Company; provided, however, that no such bonus would be paid at any time the Company has less than $2,000,000 in available cash. In addition, the Executive Compensation Plan provided that upon the satisfaction of this milestone, 35% of 10,489 shares of each of their Executive Option Grants would vest, with the balance of such 10,489 shares vesting in 36 equal monthly installments beginning on the last day of the following month. The board of directors determined that this milestone was satisfied; accordingly, each executive received the cash bonus and 3,671 shares of the Executive Options vested and became exercisable as of June 29, 2015, with the balance of 6,818 shares vesting ratably on a monthly basis beginning July 31, 2015.

●	Fundraising Bonus Opportunities. Pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were each entitled to receive (i) a one-time cash bonus of $50,000 upon the sale of additional equity capital for cash, in one or more closings after July 17, 2012, and/or the actual deployment of funds by a third party for a clinical trial in an aggregate amount in excess of $2,000,000 and (ii) a one-time cash bonus of $150,000 upon the sale of additional equity capital for cash, in one or more closings after July 17, 2012 and/or the actual deployment of funds by a third party for a clinical trial in an aggregate amount in excess of $10,000,000 (which such bonus would be reduced by any cash bonus paid under subsection (i)); provided, however, that no bonus under subsection (i) or (ii) would be paid at any time the Company has less than $2,000,000 in available cash. In addition, upon the satisfaction of the milestone described in subsection (i), 35% of 6,993 shares of each of their Executive Option Grants would vest, with the balance of the 6,993 shares vesting in 36 equal monthly installments beginning on the last day of the following month, and, upon satisfaction of the milestone described in subsection (ii), 35% of 13,986 shares of each of their Executive Option Grants would vest, with the balance of the 13,986 shares vesting in 36 monthly installments beginning on the last day of the following month. The board of directors determined that the milestone as described in subsection (ii) above was satisfied upon the closing of the Company’s initial public offering on June 29, 2015 raising approximately $17.4 million, net of offering costs; accordingly, each executive received a bonus of $150,000 and 4,895 shares of the Executive Options vested and became exercisable as of June 29, 2015, with the balance of 9,091 shares vesting ratably on a monthly basis beginning July 31, 2015.

18

Further, pursuant to the terms of the Executive Compensation Plan, Andrew and Ira Ritter were each entitled to receive the following cash and equity bonus payments in connection with the closing of an exclusive license of RP-G28 and/or any future product candidate developed by the Company from time to time during the term of the Executive Compensation Plan by and/or any option to exclusively license such product candidate to a third party (referred to under the Executive Compensation Plan as a “License Event”) with a minimum upfront payment to the Company of $2,000,000:

●	A graduated cash bonus equal to (i) 5% of the Initial Period License Payment (as defined below) up to $5,000,000; (ii) 4% of the Initial Period License Payment in excess of $5,000,000 up to $10,000,000; and (iii) 3% of the Initial Period License Payment in excess of $10,000,000. In addition, upon the Company’s receipt of an Initial Period License Payment of more than $2,000,000, 35% of 45,454 shares of their Executive Option Grants would vest, with the balance of the 45,454 shares vesting in 36 monthly installments beginning on the last day of the following month.

●	A cash bonus equal to 3% of any Annual Excess Milestone Payments (as defined below); provided, however that no such bonus would be paid at any time the Company has less than $1,000,000 in available cash. In addition, upon the Company’s receipt of an Annual Excess Milestone Payment, 35% of 6,993 shares of their Executive Option Grants would vest and become exercisable, with the balance of the 6,993 shares vesting in 36 monthly installments beginning on the last day of the following month.

Notwithstanding any of the vesting provisions described above, the total potential number of shares under the Executive Option Grant that could vest would not exceed 48,951 and the Executive Option Grant automatically terminated for any shares for which a vesting date or performance condition had not been met by September 25, 2015. Accordingly, as of September 30, 2015, 27,972 of the maximum 48,951 Executive Option Grants potentially issuable to Andrew and Ira Ritter had been issued to each executive subject to the vesting conditions described above.

For purposes of the Executive Compensation Plan, the term “Initial Period License Payment” meant the aggregate amount in cash received by the Company (not including any amount placed in escrow or subject to earn-outs, contingencies or other deferrals or earmarked to pay or reimburse the Company for research and development activities) in respect of the License Event over a 24 month period beginning on the closing date of such License Event (which period is referred to therein as the “Initial Period”). The term “Annual Excess Milestone Payments” meant the amount in cash in excess of $2,000,000 (not including any amounts placed in escrow or subject to earn-outs, contingencies or other deferrals) that was received by the Company in respect of any Post-Closing Milestones (as defined below) in each 12-month period beginning on the expiration of the Initial Period. The term “Post-Closing Milestones” meant any post-closing payouts set forth in the definitive transaction documentation executed in connection with a License Event; provided, however, that such amounts would not include any amounts that were determined by the board of directors to comprise all or any portion of any upfront payment made in connection with a License Event and any royalty payment based on product sales.

Under the terms of the Executive Compensation Plan, receipt by the Company of more than one bona fide term sheet for a proposed License Event with respect to RP-G28 would result in the payment of an additional 10% of any cash bonus earned as Clinical Trial and Fundraising Bonus or a License Event Bonus.

Offer Letters with Andrew Ritter and Ira Ritter

The compensation terms outlined in the offer letters, which became effective June 29, 2015, superseded and replaced those provided in the Executive Compensation Plan, which is described above, other than certain provisions related to the bonus opportunities. The offer letters provide that Andrew Ritter is entitled to an annual base salary of $310,000 and Ira Ritter is entitled to an annual base salary of $295,000. In accordance with his offer letter, Andrew Ritter also became entitled to receive up to $180,000 payable over a three year period for tuition reimbursement.

Pursuant to their respective offer letters, Andrew Ritter and Ira Ritter each have the opportunity to earn an annual bonus based upon a percentage of their base salary and the achievement of specific performance as determined by the Company. The initial target bonus opportunities are 40% and 35% of the base salary for Andrew Ritter and Ira Ritter, respectively.

2008 Stock Plan

Our 2008 Stock Plan permitted us to grant non-statutory stock options, incentive stock options and restricted stock to our employees, directors and consultants; however, incentive stock options may only be granted to our employees. The maximum aggregate number of shares of Common Stock that were issuable under the 2008 Stock Plan was 2,046,158 shares, after giving effect to the 1-for-7.15 reverse stock split. Beginning June 29, 2015, no further awards may be issued under the 2008 Stock Plan.

The 2008 Stock Plan is administered by either our board of directors or a committee of our board of directors, which in either case, we refer to as the Administrator. The Administrator has full authority and discretion to, among other things, determine the terms and conditions of any awards granted under the 2008 Stock Plan, and construe and interpret the terms of the 2008 Stock Plan and any awards granted thereunder.

19

Stock Options. Each option will be designated in the option agreement as either an incentive stock option or a nonstatutory stock option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value (as defined in the 2008 Stock Plan) of the shares with respect to which an incentive stock option is exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as nonstatutory stock options. The term of any stock option awarded under the 2008 Stock Plan will not exceed 10 years from the date of grant. In the case of an incentive stock option granted to a person who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or any parent or subsidiary, who we refer to as a 10% Holder, the term of the option will be five years from the date of grant or such shorter period as may be provided in the option agreement. The per share exercise price for shares to be issued upon exercise of an option will be such price as is determined by the Administrator, but will be (i) in the case of an incentive stock option, (A) granted to an employee who, at the time of grant of such option, is a 10% Holder, no less than 110% of the Fair Market Value per share on the date of grant; or (B) granted to any other employee, no less than 100% of the Fair Market Value per share on the date of grant; and (ii) in the case of a nonstatutory stock option, no less than 100% of the Fair Market Value per share on the date of grant. The consideration to be paid for the shares to be issued upon exercise of a stock option, including the method of payment, will be determined by the Administrator (and, in the case of an incentive stock option, will be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, (4) other shares (provided that such shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which such option may be exercised and provided that accepting such shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company), (5) consideration received by us under a cashless exercise program we have implemented in connection with the 2008 Stock Plan, or (6) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws, or (7) any combination of the foregoing methods of payment.

Restricted Stock. Restricted stock may be issued either alone, in addition to, or in tandem with other awards granted under the 2008 Stock Plan and/or cash awards made outside of the 2008 Stock Plan, at a purchase price determined by the Administrator. Any restricted stock granted under the 2008 Stock Plan will be subject to the terms and conditions of a restricted stock purchase agreement, which, unless the Administrator determines otherwise, will grant us a repurchase option according to terms the Administrator determines. The term of each restricted stock award will be no more than 10 years from the date of grant.

Under the 2008 Stock Plan, if an optionee ceases to be an employee, director, consultant, such optionee may exercise his or her option within 30 days of termination, or such longer period of time as specified in the option agreement, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement). Unless the Administrator provides otherwise, if, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2008 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option will terminate, and the shares covered by such option will revert to the 2008 Stock Plan. Unless the Administrator provides otherwise, or except as otherwise required by applicable laws, vesting of options granted to employees, officers and directors will be suspended during any unpaid leave of absence. For purposes of incentive stock options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by us is not so guaranteed, then six months following the first day of such leave, any incentive stock option held by the optionee will be treated for tax purposes as a nonstatutory stock option.

If an optionee ceases to be an employee, director, consultant as a result of the optionee’s Disability (as defined in the 2008 Stock Plan), the optionee may exercise his or her option within six months of termination, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement). Unless the Administrator provides otherwise, if, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2008 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified, the option will terminate, and the shares covered by such option will revert to the 2008 Stock Plan.

If an optionee dies while an employee, director, consultant, the option may be exercised within six months following the optionee’s death, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement) by the optionee’s designated beneficiary; provided such beneficiary has been designated prior to optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the optionee, then such option may be exercised by the personal representative of the optionee’s estate or by the person(s) to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2008 Stock Plan. If the option is not so exercised within the time specified, the option will terminate, and the shares covered by such option will revert to the 2008 Stock Plan.

20

If an option or restricted stock purchase right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an exchange program, the unpurchased shares that were subject to such award will become available for future grant or sale under the 2008 Stock Plan (unless the 2008 Stock Plan has terminated). However, shares that have actually been issued under the 2008 Stock Plan, upon exercise of either an option or restricted stock purchase right, will not be returned to the 2008 Stock Plan and will not become available for future distribution under the 2008 Stock Plan, except that if unvested shares of restricted stock are repurchased by us at their original purchase price, such shares will become available for future grant under the 2008 Stock Plan.

Unless determined otherwise by the Administrator, options and restricted stock purchase rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, and may be exercised only by the optionee during such person’s lifetime.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of our shares or other securities, or other change in our corporate structure affecting the shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Stock Plan, will adjust the number of and class of shares that may be delivered under the 2008 Stock Plan and/or the number, class and price of shares covered by each outstanding option or stock purchase right; provided, however, that the Administrator will make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

The board of directors may at any time amend, alter, suspend or terminate the 2008 Stock Plan, but must obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. No amendment, alteration, suspension or termination of the 2008 Stock Plan may impair the rights of any optionee, unless otherwise mutually agreed in writing by the optionee and the Administrator. The 2008 Stock Plan will continue in effect for a term of ten years from the later of  (a) the effective date of the Plan or (b) the earlier of the most recent board or stockholder approval of an increase in the number of shares reserved for issuance under the 2008 Stock Plan.

2009 Stock Plan

Our 2009 Stock Plan permitted us to grant non-statutory stock options, incentive stock options and stock purchase rights to our employees, outside directors and consultants; however, incentive stock options could only be granted to our employees. The maximum aggregate number of shares of Common Stock that were issuable under the 2009 Stock Plan was 69,930 shares, after giving effect to the 1-for-7.15 reverse stock split. Beginning June 29, 2015, no further awards may be issued under the 2009 Stock Plan.

The 2009 Stock Plan is administered by either our board of directors or a committee of our board of directors, which in either case, we refer to as the Administrator. The Administrator has full authority and discretion to, among other things, determine the terms and conditions of any awards granted under the 2009 Stock Plan, and construe and interpret the terms of the 2009 Stock Plan and any awards granted thereunder.

Stock Options. Each option will be designated in the option agreement as either an incentive stock option or a nonstatutory stock option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value (as defined in the 2009 Stock Plan) of the shares with respect to which an incentive stock option is exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as nonstatutory stock options. The term of any stock option awarded under the 2009 Stock Plan shall not exceed 10 years from the date of grant. In the case of an incentive stock option granted to a person who, at the time the stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or any parent or subsidiary of, who we refer to as a 10% Holder, the term of the option will be five years from the date of grant or such shorter period as may be provided in the option agreement. The per share exercise price for shares to be issued upon exercise of an option will be such price as is determined by the Administrator, but will be (i) in the case of an incentive stock option, (A) granted to an employee who, at the time of grant of such option, is a 10% Holder, no less than 110% of the Fair Market Value per share on the date of grant; or (B) granted to any other employee, no less than 100% of the Fair Market Value per share on the date of grant; and (ii) in the case of a nonstatutory stock option, no less than 100% of the Fair Market Value per share on the date of grant. The consideration to be paid for the shares to be issued upon exercise of a stock option, including the method of payment, will be determined by the Administrator (and, in the case of an incentive stock option, will be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, (4) other shares (provided shares acquired directly from us (x) have been owned by the optionee for more than six months of the date of surrender and (y) have a Fair Market Value of the date of surrender equal to the aggregate exercise price of the shares as to which such option may be exercised), (5) consideration received by us under a cashless exercise program we have implemented in connection with the 2009 Stock Plan, or (6) any combination of the foregoing methods of payment.

Stock Purchase Rights. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the 2009 Stock Plan and/or cash awards made outside of the 2009 Stock Plan, and will entitle the recipient to purchase shares of our Common Stock at a purchase price determined by the Administrator. Any stock purchase rights granted under the 2009 Stock Plan will be subject to the terms and conditions of a restricted stock purchase agreement, which, unless the Administrator determines otherwise, will grant us a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with us for any reason (including death or disability) at the original price paid by the purchase, which may be paid by us by cancellation of any indebtedness of the purchaser to us, and which right will lapse at such rate as the Administrator may determine.

21

Under the 2009 Stock Plan, if an optionee ceases to be an employee, director, consultant (or other permitted recipient under Rule 701 under the Securities Act), such optionee may exercise his or her option within 30 days of termination, or such longer period of time as specified in the option agreement, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement, and in the case of an incentive stock option, in no event later than the earlier of three months after the date of termination and the expiration of the term of the option as set forth in the option agreement). If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2009 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option will terminate, and the shares covered by such option will revert to the 2009 Stock Plan. Unless the Administrator provides otherwise, vesting of options granted to employees, officers and directors will be suspended during any unpaid leave of absence. For purposes of incentive stock options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by us is not so guaranteed, then following the 91st day of such leave, any incentive stock option held by the optionee will cease to be treated as an incentive stock option and will instead be treated for tax purposes as a nonstatutory stock option.

If an optionee ceases to be an employee, director, consultant (or other permitted recipient under Rule 701 under the Securities Act), as a result of the optionee’s Disability (as defined in the 2009 Stock Plan), the optionee may exercise his or her option within six months of termination, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement, and in the case of an incentive stock option, in no event later than the earlier of three months after the date of termination and the expiration of the term of the option as set forth in the option agreement). If, on the date of termination, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2009 Stock Plan. If, after termination, the optionee does not exercise his or her option within the time specified by the Administrator, the option will terminate, and the shares covered by such option will revert to the 2009 Stock Plan.

If an optionee dies while an employee, director, consultant (or other permitted recipient under Rule 701 under the Securities Act), the option may be exercised within six months following the optionee’s death, or such longer period of time as specified in the option agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the option agreement) by the optionee’s designated beneficiary; provided such beneficiary has been designated prior to optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the optionee, then such option may be exercised by the personal representative of the optionee’s estate or by the person(s) to whom the option is transferred pursuant to the optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option will revert to the 2009 Stock Plan. If the option is not so exercised within the time specified above, the option will terminate, and the shares covered by such option will revert to the 2009 Stock Plan.

If an option or stock purchase right expires or becomes unexercisable without having been exercised in full, the unpurchased shares that were subject to such award will become available for future grant or sale under the 2009 Stock Plan (unless the 2009 Stock Plan has terminated). However, shares that have actually been issued under the 2009 Stock Plan, upon exercise of either an option or stock purchase right, will not be returned to the 2009 Stock Plan and will not become available for future distribution under the 2009 Stock Plan, except that if unvested shares of restricted stock are repurchased by us at their original purchase price, such shares will become available for future grant under the 2009 Stock Plan.

Unless determined otherwise by the Administrator, options and stock purchase rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, and may be exercised only by the optionee during such person’s lifetime.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of our shares or other securities, or other change in our corporate structure affecting the shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2009 Stock Plan, may (in its sole discretion) adjust the number of and class of shares that may be delivered under the 2009 Stock Plan and/or the number, class and price of shares covered by each outstanding option or stock purchase right; provided, however, that the Administrator will make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

The board of directors may at any time amend, alter, suspend or terminate the 2009 Stock Plan, but must obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws. The 2009 Stock Plan will also be subject to approval by our stockholders prior to the later of  (i) 12 months after the 2009 Stock Plan is adopted or (ii) the date of first grant of an option or stock purchase right to an employee, director or consultant (or other permitted recipient under Rule 701 under the Securities Act) in California. No amendment, alteration, suspension or termination of the 2009 Stock Plan may impair the rights of any optionee, unless otherwise mutually agreed in writing by the optionee and the Administrator.

22

2015 Equity Incentive Plan

On June 15, 2015, our board of directors approved the 2015 Equity Incentive Plan, and on June 17, 2015, the 2015 Equity Incentive Plan was approved by our stockholders. On June 3, 2016, the stockholders of the Company approved an amendment to the 2015 Equity Incentive Plan at the 2016 Annual Meeting of Stockholders, which, among other things, increased the number of shares that may be issued pursuant to awards under the plan by 475,000 shares of Common Stock.

The purposes of the 2015 Equity Incentive Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link the interests of award recipients (“Grantees”), to those of the Company’s stockholders; to give award recipients an incentive for excellence in individual performance; to promote teamwork among Grantees; and to give the Company flexibility in attracting and retaining key employees, directors and consultants.

Selected employees, officers and directors of the Company or any subsidiary, and consultants, advisors and independent service providers to the Company and any subsidiary who qualify as a “consultant” under the applicable rules of the SEC for registration of shares on a Form S-8 registration statement, are eligible to receive awards under the 2015 Equity Incentive Plan. The plan administrator may also grant awards to individuals in connection with hiring, retention or otherwise before the date the individual first performs services for the Company or any subsidiary; provided, however, that those awards will not become vested or exercisable before the date the individual first performs services for the Company or any subsidiary.

The number of shares of Common Stock that we may issue pursuant to awards under the 2015 Equity Incentive Plan is (i) 803,289 plus (ii) any shares which were available for grant under the 2008 Stock Plan or the 2009 Stock Plan (collectively, the “Prior Plans”) on the effective date of the 2015 Equity Incentive Plan or were subject to awards under the Prior Plans which, after the effective date of the 2015 Equity Incentive Plan, were or are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than 803,289 shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code (the “Code”). No awards may be granted under any Prior Plan; however, any awards granted under any Prior Plan that were outstanding as of the effective date of the 2015 Equity Incentive Plan continue to be subject to the terms and conditions of such Prior Plan. The maximum number of shares of Common Stock subject to awards of any combination that may be granted under the 2015 Equity Incentive Plan during any calendar year to any one individual is limited to 300,000 shares; provided, however, that the foregoing limitation will not apply until the earliest of  (a) the first material modification of the 2015 Equity Incentive Plan (including any increase in the number of shares reserved for issuance under the 2015 Equity Incentive Plan); (b) the issuance of all of the shares reserved for issuance under the 2015 Equity Incentive Plan; (c) the first meeting of stockholders at which members of the board of directors are elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (d) such other date required by Section 162(m) of the Code.

These limits will be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution and/or similar transactions. To the extent that (i) an award terminates, expires, lapses or is forfeited for any reason, (ii) any award is settled in cash (in whole or in part) without the delivery of shares to the Grantee, or (iii) any shares subject to an award under any Prior Plan terminate, expire, lapse or are forfeited for any reason or an award under any Prior Plan is settled for cash (in whole or in part), then any shares subject to the award, to the extent of such termination, expiration, lapse, forfeiture or cash settlement, will again be available for the grant of an award pursuant to the 2015 Equity Incentive Plan. Any shares tendered or withheld to satisfy the grant or exercise prior or tax withholding obligation pursuant to any award will again be available for the grant of an award pursuant to the 2015 Equity Incentive Plan.

The 2015 Equity Incentive Plan may be administered by a committee or subcommittee of the board of directors as the board of directors may appoint from time to time, or by our full board of directors if no committee is designated or for other specific purposes. At present, the 2015 Equity Incentive Plan is administered by our Compensation Committee. The plan administrator has the full authority and discretion to administer the 2015 Equity Incentive Plan and to take any action that is necessary or advisable in connection with the administration of the 2015 Equity Incentive Plan, including without limitation the authority and discretion to interpret and administer the 2015 Equity Incentive Plan and any award agreement relating to the 2015 Equity Incentive Plan or any award made thereunder, the authority to designate Grantees to receive awards under the 2015 Equity Incentive Plan and to determine the type or types of awards to be granted to such Grantees, the authority to determine the terms and conditions of awards granted under the 2015 Equity Incentive Plan, and the authority to determine whether, to what extent, and pursuant to what circumstances and award may be settled in, or the exercise price of an award may be paid in, cash, shares, other awards, or other property, or an award may be canceled, forfeited or surrendered. The plan administrator’s determinations will be final and conclusive. The plan administrator may delegate certain of its authority to others as specified in the 2015 Equity Incentive Plan.

23

The 2015 Equity Incentive Plan provides for grants of stock options (including incentive stock options qualifying under Section 422 of the Code and nonstatutory stock options), restricted stock awards, stock appreciation rights, restricted stock units, performance awards, other stock-based awards or any combination of the foregoing.

Stock options. The 2015 Equity Incentive Plan allows the plan administrator to grant incentive stock options, as that term is defined in Section 422 of the Code, or nonqualified stock options. No incentive stock option award may be granted to any person who is not an employee of the Company or any subsidiary. Options must have an exercise price at least equal to the fair market value of the underlying shares on the date of grant. In addition, in the case of incentive stock options granted to a greater than 10% stockholder of the Company, such exercise price may not be less than 110% of the fair market value of the underlying shares on the date of grant. The option holder may pay the exercise price in cash or by check, by tendering shares of Common Stock (including shares issuable in settlement of the award), payment through a broker or by any other means that the plan administrator approves. Options granted under the 2015 Equity Incentive Plan will have a term of no more than 10 years, or five years in the case of incentive stock options granted to a greater than 10% stockholder of the Company; however, the options will expire earlier if the option holder’s service relationship with us terminates or as otherwise provided in an award agreement.

Restricted stock awards. The 2015 Equity Incentive Plan allows the plan administrator to grant restricted stock awards, which issue to the holder a certain number of shares of Common Stock that are subject to restrictions or conditions as the plan administrator deems appropriate, such as time-based or performance-based criteria, and which become vested upon the lapse or satisfaction of such conditions. The plan administrator may apply limitations to any restricted stock award and establish the purchase price (or provide for no purchase price), provided that if a purchase price is established, it may not be less than par value of the shares to be purchased.

Stock appreciation rights. The 2015 Equity Incentive Plan allows the plan administrator to grant awards of stock appreciation rights, which entitle the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement, multiplied by the number of shares specified in the award being exercised and as otherwise provided in an award agreement. Stock appreciation rights may not have a base price of less than 100% of the fair market value of the underlying shares on the date of grant.

Restricted stock units. The 2015 Equity Incentive Plan allows the plan administrator to grant awards of restricted stock units (“RSUs”), which entitle the holder to a number of shares of Common Stock, a cash payment or some combination thereof, upon satisfaction of vesting and other criteria for issuance or upon such later date as specified in the award agreement, as established by the plan administrator in the award agreement.

Other stock-based awards. The 2015 Equity Incentive Plan allows the plan administrator to grant other stock-based stock awards to eligible participants, including dividend equivalent rights, stock payments and/or deferred stock. A dividend equivalent may be granted alone or in conjunction with another type of award, and generally provides for payment, in cash, Common Stock or some combination thereof, of an amount equal to the dividends that would have been payable with respect to a specified number of underlying shares. A stock payment is an award to a Grantee, only upon satisfaction of performance-based criteria or other criteria specified by the plan administrator, of a specified number of shares of Common Stock, or an option to purchase Common Stock, which may be (but is not required to be) in lieu of base salary, bonus, fees or other cash consideration to the Grantee. A deferred stock award is a grant to a Grantee, only upon satisfaction of performance-based criteria or other criteria specified by the plan administrator, of a specified number of shares of Common Stock.

Performance awards. The 2015 Equity Incentive Plan allows the plan administrator to grant performance awards which become payable in Common Stock, in cash or in a combination of Common Stock and cash, on account of attainment of one or more performance goals established by the plan administrator on one or more specified dates or over a specified period or periods. The plan administrator may establish performance goals relating to any of the following: (i) gross or net earnings (either before or after one or more of the following: interest, taxes, depreciation and amortization); (ii) gross or net sales or revenue; (iii) gross or net income or adjusted income (either before or after taxes); (iv) operating earnings or profit; (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets; (vii) return on capital; (viii) return on stockholders’ equity; (ix) return on sales; (x) gross or net profit or operating margin; (xi) costs; (xii) funds from operations; (xiii) expenses; (xiv) working capital; (xv) earnings per share or adjusted earnings per share; (xvi) price per share of Common Stock; (xvii) regulatory body approval for commercialization of a product; (xviii) implementation or completion of critical projects; (xix) market share; or (xx) total stockholder return; any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

The plan administrator may, in its sole discretion, provide that one or more objectively determinable adjustments will be made to one or more of the performance goals described above, such as adjustments to account for changes in the Company’s or segment’s business (e.g., restructuring, acquisition or disposal or discontinuance of a business segment), accounting or financial reporting (e.g., change in accounting principles, significant income or expense or amortization of assets) or for other unusual or non-recurring events, all as further detailed in the 2015 Equity Incentive Plan. For all awards intended to qualify as performance-based compensation, such determinations shall be made within the time periods prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Amendment and termination. No award will be granted under the 2015 Equity Incentive Plan after the tenth anniversary of the effective date of the 2015 Equity Incentive Plan. Subject to applicable laws and exchange limitations, our board of directors or the plan administrator may terminate, amend or modify the 2015 Equity Incentive Plan, or any portion thereof, at any time. Stockholder approval will be required to (i) increase the limits imposed on the maximum number of shares which may be issued under the 2015 Equity Incentive Plan or as incentive stock options (other than an appropriate adjustment due to stock dividend, stock split, combination or exchange of shares, merger, consolidation or similar circumstance), (ii) reduce the price per share of any outstanding option or stock appreciation right or cancel any such award in exchange for cash when the exercise price per share exceeds the fair market value of the underlying shares, or (iii) materially change the class of persons who are eligible to participate in the 2015 Equity Incentive Plan; provided, however, that no amendment, suspension or termination of the 2015 Equity Incentive Plan may, without the consent of the Grantee, materially impair any rights or obligations under any award granted or awarded thereunder, unless the award itself otherwise expressly so provides.

24

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of December 31, 2016.

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael D. Step	26,163		—		1.14	8/16/2022
	646,537	(1)	—		5.86	12/2/2024
	73,377	(2)	—		5.86	12/2/2024
	163,799	(3)	—		5.86	12/2/2024
	8,542	(4)	73,458	(4)	1.54	7/5/2026

Andrew J. Ritter	19,575	(5)	8,397	(5)	1.27	9/25/2023
	20,979		—		5.86	12/2/2024
	243,245	(6)	189,190	(6)	(6)	12/2/2024
	8,542	(7)	73,458	(7)	1.54	7/5/2026
	—		140,044	(8)	2.60	10/25/2026

Ira E. Ritter	19,575	(9)	8,397	(9)	1.27	9/25/2023
	20,979		—		5.86	12/2/2024
	243,245	(10)	189,190	(10)	(10)	12/2/2024
	8,542	(11)	73,458	(11)	1.54	7/5/2026
	—		140,044	(12)	2.60	10/25/2026

(1)	This option was granted to Mr. Step on December 2, 2014 and was immediately exercisable in full as of the date of grant. Of the shares subject to this option, 592,659 shares are subject to a right of repurchase in favor of us at a price of $5.86 per share, which right expires ratably over 44 months commencing January 1, 2015 and in full upon a change of control or upon Mr. Step’s employment termination by us without Cause, subject to his continued employment with us (as described in the stock option award agreement).

(2)	This option was granted to Mr. Step on December 2, 2014 and was immediately exercisable in full as of the date of grant. Of the shares subject to this option, 67,262 shares are subject to a right of repurchase in favor of us at a price of $5.86 per share, which rights expires ratably over 44 months commencing January 1, 2015 and in full upon a change of control or upon Mr. Step’s employment termination by us without Cause, subject to his continued employment with us (as described in the stock option award agreement).

(3)	This option was granted to Mr. Step on December 2, 2014. The total number of shares issued under this option equaled the number of shares of Common Stock, together with the 646,537 shares subject to the option granted to Mr. Step on December 2, 2014, representing in the aggregate 7.5% of the shares of Common Stock deemed to be outstanding on a fully-diluted basis as of the date that we raised in the aggregate a minimum of $15,000,000 in one or more private and/or public offerings (a “Qualified Financing”), after giving effect to (i) the issuance of the shares issued in the Qualified Financing, (ii) the issuance of this option and (iii) any adjustments. 75% of the shares subject to the third option are subject to a right of repurchase upon termination of Mr. Step’s employment for any reason, which right expires ratably over 36 months commencing with July 1, 2015 and in full upon a change of control or upon Mr. Step’s employment termination by us without Cause, subject to his continued employment with us (as described in the stock option award agreement).

(4)	This option was granted to Mr. Step on July 5, 2016 for an aggregate of 82,000 shares. The option vests in 48 equal monthly installments, the first of which vested on July 20, 2016 with the balance vesting on the 20th day of each calendar month thereafter until vested in full.

(5)	This option was granted to Andrew Ritter on September 25, 2013 for an aggregate of up to 48,951 shares, subject to the achievement of certain milestones. The option included 2,360 shares that vested and became exercisable as of the date of grant (with a balance of 1,137 shares vesting ratably on a monthly basis from September 30, 2013 over 36 months) attributable to the FDA Meeting Bonus milestone. An additional 3,671 shares vested and became exercisable as of June 29, 2015 (with a balance of 6,818 shares vesting ratably on a monthly basis from July 31, 2015 over 36 months) attributable to the Clinical Trial Funding Commitment Bonus Opportunity milestone. An additional 4,895 shares vested and became exercisable as of June 29, 2015 (with a balance of 9,091 shares vesting ratably on a monthly basis beginning July 31, 2015 over 36 months) attributable to the Fundraising Bonus Opportunities milestone. The option for the remaining balance of the 20,979 shares expired unvested as of September 30, 2015.

25

(6)	This option was granted to Andrew Ritter on December 2, 2014 and vests as follows: 25% of the shares vest on September 1, 2015 and the remaining 75% of the shares will vest in 36 equal monthly installments beginning on the last day of the first full month thereafter, subject to his continued employment with us. The exercise price for this option is as follows: (i) $5.86 for the first 152,347 shares; (ii) $9.30 for the next 140,044 shares; and (iii) $13.23 for the remaining 140,043 shares

(7)	This option was granted to Andrew Ritter on July 5, 2016 for an aggregate of 82,000 shares. The option vests in 48 equal monthly installments, the first of which vested on July 20, 2016 with the balance vesting on the 20th day of each calendar month thereafter until vested in full.

(8)	This option was granted to Andrew Ritter on October 25, 2016 for an aggregate of 140,044 shares. The option vests ratably in 48 equal monthly installments following the public disclosure of top-line data results from the Company’s Phase 2b/3 clinical trial (which occurred on March 28, 2017).

(9)	This option was granted to Ira Ritter on September 25, 2013 and is subject to the same vesting schedule as the option granted to Andrew Ritter on this date as reflected in footnote (5) above.

(10)	This option was granted to Ira Ritter on December 2, 2014 and is subject to the same vesting schedule as the option granted to Andrew Ritter on this date as reflected in footnote (6) above.

(11)	This option was granted to Ira Ritter on July 5, 2016 for an aggregate of 82,000 shares. The option vests in 48 equal monthly installments, the first of which vested on July 20, 2016 with the balance vesting on the 20th day of each calendar month thereafter until vested in full.

(12)	This option was granted to Ira Ritter on October 25, 2016 for an aggregate of 140,044 shares. The option vests ratably in 48 equal monthly installments following the public disclosure of top-line data results from the Company’s Phase 2b/3 clinical trial (which occurred on March 28, 2017).

Payments Due Upon Termination of Employment or a Change in Control

Executive Severance & Change in Control Agreements

We have entered into Executive Severance & Change in Control Agreements (the “Severance Agreements”), with each of our named executive officers. The Severance Agreements provide that if we terminate the executive’s employment without Cause, or the executive terminates his employment for Good Reason, the executive will be entitled to: (i) the Accrued Obligations; (ii) an amount equal to twelve (12) months of base salary, as in effect immediately prior to the termination date; (iii) medical, dental benefits provided by the Company to the executive and his spouse and dependents at least equal to the levels of benefits provided to other similarly situated active employees of the Company and its subsidiaries until the earlier of (a) the twelve (12) month anniversary of the date of termination or (b) the date that the executive becomes covered under a subsequent employer’s medical and dental plans; and (iv) acceleration of vesting of all equity and equity-based awards.

Pursuant to the terms of the Severance Agreements, in the event that within one (1) month prior to or the twelve (12) months following a Change in Control, the Company terminates the executive’s employment without Cause, or the executive terminates his employment for Good Reason, then, in lieu of the payments and benefits otherwise due to the executive in the preceding paragraph, the executive will be entitled to: (i) the Accrued Obligations; (ii) an amount equal to the sum of twelve (12) months of base salary, as in effect on the date of termination or the date of the Change in Control, whichever is greater; (iii) medical, dental benefits provided by the Company to the executive and his spouse and dependents at least equal to the level of benefits provided to other similarly situated active employees of the Company and its subsidiaries until the earlier of (a) the twelve (12) month anniversary of the date of termination or (b) the date that the executive becomes covered under a subsequent employer’s medical and dental plans; and (iv) acceleration of vesting of all equity and equity-based awards.

In the event the executive’s employment is terminated by him without Good Reason, by the Company for Cause or due to the executive’s death or disability, the executive and/or his estate or beneficiaries will be solely entitled to the Accrued Obligations.

26

The executive’s entitlement to the payments (other than the Accrued Obligations) and benefits described above is expressly contingent upon him providing the Company with a signed release satisfactory to the Company.

For purposes of the Severance Agreements:

“Accrued Obligations” means (i) earned but unpaid base salary through the date of termination; (ii) payment of any annual, long-term, or other incentive award which relates to a completed fiscal year or performance period, as applicable, and is payable (but not yet paid) on or before the date of termination; (iii) a lump-sum payment in respect of accrued but unused vacation days at the executive’s per-business-day base salary rate in effect as of the date of termination; and (iv) any unpaid expense or reimbursements due pursuant to Company expense reimbursement policy.

“Cause” means a finding by the Company that the executive has (i) been convicted of a felony or crime involving moral turpitude; (ii) disclosed trade secrets or confidential information of the Company (or any parent or subsidiary) to persons not entitled to receive such information; (iii) engaged in conduct in connection with the executive’s employment or service to the Company (or any parent or subsidiary), that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company (or any parent or subsidiary), including, without limitation, act(s) of fraud, embezzlement, misappropriation and breach of fiduciary duty; (iv) violated the operating and ethics policies of the Company (or any parent or subsidiary) in any material way, including, but not limited to those relating to sexual harassment and the disclosure or misuse of confidential information; (v) engaged in willful and continued negligence in the performance of the duties assigned to the executive by the Company, after the executive has received notice of and failed to cure such negligence; or (vi) breached any material provision of any agreement between the executive and the Company (or any parent or subsidiary), including, without limitation, any confidentiality agreement.

“Change in Control” means the occurrence of any of the following events:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control will not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a Change of Control will not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

(ii)	A change in the effective control of the Company which occurs on the date that a majority of members of the board of directors is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election; or

(iii)	The consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (B) a sale or other disposition of all or substantially all of the assets of the Company; or (C) a liquidation or dissolution of the Company.

“Good Reason” means, without the executive’s express written consent, the occurrence of any one or more of the following: (i) a substantial and material diminution in the executive’s duties or responsibilities; (ii) a material reduction in the executive’s Base Salary; or (iii) the relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’ principal work location to a location that is more than 50 miles from the prior location. Notwithstanding the foregoing, a relocation of Mr. Step’s principal place of employment to a location closer to Mr. Step’s principal residence in San Diego, California shall not constitute “Good Reason.” A termination of employment by the executive for Good Reason will be effectuated by giving the Company written notice, (“Notice of Termination for Good Reason”), not later than 90 days following the occurrence of the circumstance that constitutes Good Reason, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason and the specific provision(s) of this Agreement on which the executive relied. The Company will be entitled, during the 30-day period following receipt of a Notice of Termination for Good Reason, to cure the circumstances that gave rise to Good Reason, provided that the Company shall be entitled to waive its right to cure or reduce the cure period by delivery of written notice to that effect to the executive (such 30-day or shorter period, the “Cure Period”). If, during the Cure Period, such circumstance is remedied, the executive will not be permitted to terminate his employment for Good Reason as a result of such circumstance. If, at the end of the Cure Period, the circumstance that constitutes Good Reason has not been remedied, the executive will terminate employment for Good Reason on the date of expiration of the Cure Period.

27

2008 Stock Plan

The 2008 Stock Plan provides that in the event of a merger or a Change in Control (as defined below) occurs, each outstanding award will be treated as the administrator determines, including, without limitation, that each award be assumed or an equivalent award be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event of a Change in Control in which the successor corporation does not assume or substitute for the award, awards outstanding under the 2008 Plan will become fully vested and exercisable, including shares as to which such award would not otherwise be vested or exercisable, and all restrictions on outstanding restricted stock awards will lapse.

For purposes of the 2008 Stock Plan, “Change in Control” means the occurrence of any of the following events:

(i)	A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the board of directors will not be considered a Change in Control;

(ii)	If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election.

(iii)	A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions

2009 Stock Plan

The 2009 Stock Plan provides that in the event we merge with or into another corporation, or a Change in Control (as defined below) occurs, each outstanding option and stock purchase right will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the option or stock purchase right, then the optionee will fully vest in and have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable; provided, however, that such exercise will only be permitted as and to the extent it complies with Code Section 409A or does not cause the option or stock purchase right to cease to be exempt from that statute.

For purposes of the 2009 Stock Plan, “Change in Control” means the occurrence of any of the following events:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the total voting power represented by our then outstanding voting securities; or

(ii)	The consummation of the sale or disposition by us of all or substantially all of our assets; or

(iii)	The consummation of a merger or our consolidation with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the our voting securities or such surviving entity or its parent outstanding immediately after such merger or consolidation. Notwithstanding the foregoing, only a Change in Control event that also qualifies as a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion” of our assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5) shall be recognized as a Change of Control for purposes of triggering exercise, distribution or settlement rights under any option or stock purchase right granted under the Stock Plan that is subject to Code Section 409A.

28

2015 Equity Incentive Plan

The 2015 Equity Incentive Plan provides that notwithstanding any other provision of the 2015 Equity Incentive Plan, in the event of a Change in Control (as defined below), unless otherwise determined by the plan administrator, each outstanding award under the plan will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that, or to the extent that, the successor corporation in a Change in Control refuses to assume or substitute for the award, or if the plan administrator determines that such assumption or substitution is not desirable or is only desirable for a portion of any outstanding award, then the plan administrator may take any or all of the following actions: (i) determine that an outstanding award will accelerate and become exercisable, or determine that the restrictions and conditions on an outstanding award will lapse, in whole or in part, as applicable, upon the Change of Control or upon such other event as the plan administrator determines; (ii) require that a Grantee surrender his or her outstanding award, or any portion of such outstanding award, in exchange for a payment by the Company, in cash or stock, as determined by the plan administrator, in an amount equal to the fair market value of the vested portion of the award (with respect to options or stock appreciation rights, or other similar appreciation value awards, such value shall be determined by the amount by which the then fair market value of the shares subject to the Grantee’s unexercised award exceeds the any applicable exercise price or other grant price or base value or the award); or (iii) after giving the Grantee an opportunity to exercise the vested portion of his or her outstanding award, terminate any or all unexercised portion of the award at such time as the plan administrator deems appropriate. Such surrender or termination will take place as of the date of the Change of Control or such other date as the plan administrator may specify.

For purposes of the 2015 Equity Incentive Plan, “Change in Control” means the occurrence of any of the following events:

(i)	A change in our ownership which occurs on the date that any one person, or more than one person acting as a group, or Person, acquires ownership of our stock that, together with the stock held by such Person, constitutes more than 50% of the total voting power of our stock, except that any change in the ownership of our stock as a result of a private financing that is approved by our board of directors will not be considered a Change in Control; or

(ii)	If we have a class of securities registered pursuant to Section 12 of the Exchange Act, a change in our effective control which occurs on the date that a majority of members of our board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors prior to the date of the appointment or election. For purposes of this paragraph (ii), if any Person is considered to be in effective control of our company, the acquisition of additional control of our company by the same Person will not be considered a Change in Control; or

(iii)	A change in the ownership of a substantial portion of our assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions. For purposes of this paragraph (iii), gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with us.

Compensation of Directors

Non-Employee Director Compensation Program

Our non-employee directors are entitled to receive the following compensation for their services:

●	Annual Cash Retainer — $20,000

●	Chairman of the Board Cash Retainer — $15,000

●	Audit Committee Chair Retainer — $7,500

●	Compensation Committee Chair Retainer — $5,000

●	Nominating and Corporate Governance Committee Chair Retainer — $3,500

●	Initial Equity Grant — 10,000 shares

●	Annual Equity Grant — 7,000 shares

29

2016 Director Compensation

The following table sets forth the compensation paid or earned for the fiscal year ended December 31, 2016 to our non-employee directors. Compensation paid to Michael D. Step, Andrew Ritter, and Ira Ritter is presented as part of the “Summary Compensation Table (2016 and 2015)” above. Our employee directors do not receive compensation for their service as directors. Dr. Merino is not included in the table below, as he was not appointed to our board of directors until January 17, 2017.

Name of Director	Fees Earned and Paid in Cash ($)	Option Awards(2) ($)	All other compensation ($)	Total ($)
Noah Doyle(1)	—	—	—	—
Matthew W. Foehr	25,000	16,590	—	41,590
Paul V. Maier	27,500	16,590	—	44,090
Gerald T. Proehl	23,500	16,590	—	40,090

(1)	Mr. Doyle has declined to receive any compensation for his service as director.

(2)	Represents the aggregate grant date fair value of the options to purchase 7,000 shares of our Common Stock granted to each of our non-employee directors on November 29, 2016, determined in accordance with FASB ASC 718. These options vest 25% upon the first anniversary of the nonemployee director’s approximate date of joining the board of directors with the remining options vesting monthly in equal installments over 25 months. Of the 7,000 shares granted pursuant to these options, 730 shares were vested as of the grant date and the remaining 6,270 shares vest ratably over the 43 months thereafter. For a discussion of the assumptions and methodologies used to value the options awards granted, see Note 8 “Stock Based Compensation” to the financial statements included in our 2016 Annual Report. As of December 31, 2016, each of our non-employee directors (other than Mr. Doyle) held option awards to purchase an aggregate of 17,000 shares of our Common Stock and no stock awards. Mr. Doyle held no stock awards or option awards as of December 31, 2016.

30

Equity Compensation Plan Information

The following table sets forth aggregate information for the fiscal year ended December 31, 2016, regarding the Company’s compensation plans, including individual compensation agreements, under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,476,924	(1)	6.01	88,360	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,476,924	(1)	6.01	88,360	(2)

(1)	Represents the number of underlying shares of common stock associated with outstanding options that were granted under the 2008 Stock Plan, the 2009 Stock Plan and the 2015 Equity Incentive Plan.

(2)	Represents the number of shares of common stock available for future issuance under the 2015 Equity Incentive Plan. As of June 29, 2015, no further awards were permitted to be issued under the 2008 Stock Plan or the 2009 Stock Plan.

31

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2016. The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the board of directors. The board of directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable Nasdaq Marketplace Rules and under Section 10A(m)(3) of the Exchange Act. The Company has identified Paul V. Maier as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee has sole authority to select and retain (subject to ratification by the Company’s stockholders), oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit Committee’s responsibility is to independently monitor and review the financial reporting processes of the Company. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee holds meetings through the year to, among other things, facilitate and encourage communication among the Audit Committee, management, and the Company’s independent registered public accounting firm.

In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee members reviewed and discussed (a) the audited financial statements for the fiscal year ended December 31, 2016, with the Company’s management and the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, (b) the reasonableness of significant judgments, (c) the clarity of disclosures in the financial statements, and (d) such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee also discussed with the Company’s independent registered public accounting firm matters related to the conduct of the audit of the Company’s financial statements and matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to Ritter and the quality control procedures established by the independent registered public accounting firm. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee met with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

32

Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC, and selected Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for fiscal year 2017.

AUDIT COMMITTEE

Paul V. Maier (Chairman)
Matthew W. Foehr
Gerald T. Proehl

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange, except to the extent that the Company specifically incorporates it by reference in such filing.

33

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, eight directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. Properly submitted proxies will be voted “FOR” the election as directors of the eight persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Nominees for the Board of Directors

The board of directors has nominated Michael D. Step, Andrew J. Ritter, Ira E. Ritter, Noah Doyle, Matthew W. Foehr, Paul V. Maier, Dr. William M. Merino and Gerald T. Proehl for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies under the section of this proxy statement entitled “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE—The Board of Directors in General.”

Except for Michael D. Step, Andrew J. Ritter and Ira E. Ritter, who are employees of the Company, the board of directors has determined that each director qualifies as an “independent” director under NASDAQ’s continued listing requirements. The board of directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Vote Required

The eight nominees for director who receive the highest number of votes “FOR” election by holders of our Common Stock that are entitled to vote at the Annual Meeting on the election of a director will be elected as directors, provided that a quorum is present. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” each of the director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF Michael D. Step, Andrew J. Ritter, Ira E. Ritter,

Noah Doyle, Matthew W. Foehr, Paul V. Maier, Dr. William M. Merino AND Gerald T. Proehl as directors.

34

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Overview

Mayer Hoffman McCann P.C. currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s accounts for fiscal year 2016. The Audit Committee has selected Mayer Hoffman McCann P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and the board of directors is asking stockholders to ratify that selection. Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the board of directors considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Mayer Hoffman McCann P.C. for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the selection of Mayer Hoffman McCann P.C., the Audit Committee and the board of directors will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the selection, the Audit Committee may, in its discretion, direct the selection of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Company expects that representatives of Mayer Hoffman McCann P.C. will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of our Common Stock represented at the Annual Meeting is required to ratify the selection of Mayer Hoffman McCann P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE SELECTION OF Mayer Hoffman McCann P.C. AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2017.

35

PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE 2015 EQUITY INCENTIVE PLAN

Overview

On June 17, 2015, we adopted the 2015 Equity Incentive Plan, which was subsequently amended on June 3, 2016 (as amended, the “2015 Plan”). The number of shares of Common Stock that we may issue pursuant to awards under the 2015 Plan, as amended is (i) 803,289 plus (ii) any shares which were available for grant under the 2008 Stock Plan and the 2009 Stock Plan (the “Prior Plans”) on the effective date of the 2015 Plan or were subject to awards under the Prior Plans, which after the effective date of the 2015 Plan are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than 803,289 shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under Section 422 of the Code.

Our board of directors has approved an amendment to the 2015 Plan that would (a) increase the number of shares that we may issue pursuant to awards under the 2015 Plan by 838,000 shares to an aggregate of (i) 1,641,289 shares plus (ii) any shares which are available for grant under the Prior Plans on the effective date of the 2015 Plan or were or are subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans; and (b) increase the number of shares that may be issued under the 2015 Plan pursuant to incentive stock options intended to qualify under Section 422 of the Code by 838,000 shares to an aggregate of 1,641,289 shares. A copy of the proposed amendment to the 2015 Plan is attached to this Proxy Statement as Appendix A.

Purposes of the 2015 Plan and the Amendments. The purposes of the 2015 Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link the interests of Grantees to those of the Company’s stockholders; to give award recipients an incentive for excellence in individual performance; to promote teamwork among Grantees; and to give the Company flexibility in attracting and retaining key employees, directors and consultants. Our board of directors believes that the 2015 Plan is of substantial value in stimulating key employees, directors and consultants by aligning a portion of their compensation with the interests of the stockholders of the Company. As of April 7, 2017, there were only approximately 360 shares available for grant under the 2015 Plan (without taking into account shares subject to awards under the Prior Plans). Thus, on April 10, 2017, our board of directors adopted an amendment to the 2015 Plan, subject to stockholder approval, to increase the number of shares that we may issue pursuant to awards under the 2015 Plan by 838,000 shares to an aggregate of (i) 1,641,289 shares plus (ii) any shares which are available for grant under the Prior Plans on the effective date of the 2015 Plan or were or are subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans. In order to keep the 2015 Plan terms consistent with its existing terms, our board also adopted an amendment, subject to stockholder approval, to increase the number of shares of Common Stock may be issued pursuant to incentive stock options intended to qualify under Section 422 of the Code by 838,000 shares to an aggregate of 1,641,289 shares.

Description of 2015 Plan. A description of the material features of the 2015 Plan is set forth above under “Narrative to Summary Compensation Table-2015 Equity Incentive Plan” and “Payments Due Upon Termination of Employment or a Change in Control-2015 Equity Incentive Plan.” The Grantees eligible to participate in the 2015 Plan are employees, officers and directors of the Company and any subsidiary of the Company and consultants, advisers and independent service providers to the Company and any subsidiary of the Company who qualify as a “consultant” under the applicable rules of the SEC for registration of shares on a Form S-8 registration statement. As of the date of this Proxy Statement, approximately 22 persons are eligible to participate in the 2015 Plan (excluding consultants)

Amendment of 2015 Plan. Subject to applicable laws and exchange limitations, our board of directors or the plan administrator of the 2015 Plan may terminate, amend or modify the 2015 Plan, or any portion thereof, at any time. Stockholder approval will be required to (i) increase the limits imposed on the maximum number of shares which may be issued under the 2015 Plan or as incentive stock options (other than an appropriate adjustment due to stock dividend, stock split, combination or exchange of shares, merger, consolidation or similar circumstance), (ii) reduce the price per share of any outstanding option or stock appreciation right or cancel any such award in exchange for cash when the exercise price per share exceeds the fair market value of the underlying shares, or (iii) materially change the class of persons who are eligible to participate in the 2015 Plan; provided, however, that no amendment, suspension or termination of the 2015 Plan may, without the consent of the Grantee, materially impair any rights or obligations under any award granted or awarded thereunder, unless the award itself otherwise expressly so provides.

Federal Income Tax Summary. The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards that may be granted under the 2015 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2015 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

36

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that awards under the 2015 Plan are made.

A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and we will then be entitled to a corresponding deduction.

A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her upon exercise, the gain will be capital gain and we will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

A participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a participant receives shares or cash payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, less any amount paid for the stock, and we will then be entitled to a corresponding deduction. Upon a subsequent sale of the shares received under the stock appreciation right or restricted stock unit, if any, the difference between the amount realized on the sale and the participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the participant’s holding time of such shares.

The taxation of restricted stock is dependent on the actions taken by the participant. Generally, absent an election to be taxed currently under Section 83(b) of the Code, or an 83(b) election, there will be no federal income tax consequences to the participant upon the grant of a restricted stock award. At the lapse of the restrictions or satisfaction of the conditions on the restricted stock, the participant will recognize ordinary income equal to the fair market value of our Common Stock at that time. If the participant makes an 83(b) election within 30 days of the date of grant, he or she will recognize ordinary income equal to the fair market value of the Common Stock at the time of grant, determined without regard to the applicable restrictions. If an 83(b) election is made, no additional income will be recognized by the participant upon the lapse of the restrictions or satisfaction of the conditions on the restricted stock award. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, at the same time as the ordinary income is recognized by the participant. Upon a subsequent sale of the formerly restricted stock, the difference between the amount realized on the sale and the participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the participant’s holding time of such shares.

The tax consequences to participants who receive performance-based awards depend on the particular type of award issued. Our ability to take a deduction for such awards similarly depends on the terms of the awards, as well as limitations of Section 162(m) of the Code, if applicable. Section 162(m) of the Code allows publicly held corporations to deduct compensation in excess of  $1 million paid to our principal executive officer and/or any of our three other most highly-compensated executive officers for that applicable year (not counting, for this purpose, its principal financial officer) only if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. Under the transition rules, in general, compensation paid under a plan that existed while we are private is exempt from the $1,000,000 deduction limit until the first annual meeting of our stockholders after the close of the third calendar year following the calendar year in which our initial public offering occurred, unless the plan is earlier materially modified. If Proposal 3 relating to the amendment of the 2015 Equity Incentive Plan is approved at the Annual Meeting, the exemption will no longer be applicable as of the date of the Annual Meeting. To maintain flexibility in compensating officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under Section 162(m) if it determines that action is appropriate and in our best interests.

37

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of our Common Stock represented at the Annual Meeting is required to approve the amendment to the 2015 Plan to (a) increase the number of shares that we may issue pursuant to awards under the 2015 Plan by 838,000 shares to an aggregate of (i) 1,641,289 shares plus (ii) any shares which are subject to awards under the Prior Plans; and (b) increase the number of shares of Common Stock that may be issued under the 2015 Plan pursuant to incentive stock options intended to qualify under Section 422 of the Code by 838,000 shares to an aggregate of 1,641,289 shares. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE AMENDMENT TO THE 2015 EQUITY INCENTIVE PLAN.

38

OTHER MATTERS

The board of directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements.This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s Vice President Finance by writing to Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, CA 90067, or by calling (310) 203-1000. If a stockholder is receiving multiple copies of this proxy statement at the stockholder’s household and would like to receive a single copy of the proxy Statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Vice President Finance to request mailing of a single copy of this proxy statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this proxy statement, extensive information about the Company can be found on its website located at www.ritterpharmaceuticals.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

The Company’s principal executive office is located at 1880 Century Park East, #1000, Los Angeles, CA 90067.

ANNUAL REPORT AND OTHER SEC FILINGS

Our 2016 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.ritterpharmaceuticals.com under the “Investor” tab. These and other SEC filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Vice President Finance, Ritter Pharmaceuticals, Inc., 1880 Century Park East, #1000, Los Angeles, CA 90067, or by calling (310) 203-1000.

39

ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the Named Proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the Named Proxies will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Ritter will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 5 Dakota Drive, Suite 300, Lake Success, NY 11042, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and to contact brokerage houses and other nominees, fiduciaries and custodians to request that such entities forward soliciting materials to beneficial owners of our Common Stock. For these services, we will pay Broadridge a fee of approximately $10,300. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?

A:	Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2018 Annual Meeting of Stockholders will not be considered timely unless such proposals are received by us no later than March 4, 2018 and no earlier than February 2, 2018 in accordance with our bylaws. Any proposal to nominate a director to our board of directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit other business proposals for consideration at next year’s Annual Meeting of Stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2018 Annual Meeting of Stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before April 21, 2018 (or by December 22, 2017).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2018 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by us no later than March 4, 2018 and no earlier than February 2, 2018 in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our board of directors for the 2018 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2018 Annual Meeting of Stockholders.

By Order of the Board of Directors

Andrew J. Ritter
Corporate Secretary
April 21, 2017

40

ANNEX A

SECOND AMENDMENT TO 2015 EQUITY INCENTIVE PLAN

(Effective ____________, 2017)

Ritter Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby adopts this Second Amendment (this “Amendment”) to the 2015 Equity Incentive Plan (as amended, the “2015 Plan”).

WITNESSETH

WHEREAS, the Company’s Board of Directors (the “Board”) has adopted the 2015 Plan and the Company’s stockholders have ratified the 2015 Plan;

WHEREAS, the Plan currently provides that the maximum aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued under the 2015 Plan is 803,289 shares, plus (ii) any shares which are subject to awards under the Prior Plans (as defined in the 2015 Plan) which after the Effective Date (as defined in the 2015 Plan) are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans;

WHEREAS, the 2015 Plan currently provides that no more than 803,289 shares may be delivered upon the exercise of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code;

WHEREAS, the Company desires to amend the 2015 Plan to (a) increase the number of shares of company stock that may be issued under the 2015 Plan by 838,000 shares to an aggregate of (i) 1,641,289 shares plus (ii) any shares which were available for grant under the Prior Plans on the effective date of the 2015 Plan or were subject to awards under the Prior Plans which, after the effective date of the 2015 Plan, were or are forfeited or lapse unexercised or were or are settled in cash and are not issued under the Prior Plans; and (b) increase the number of shares that may be issued under the 2015 Plan pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code by 838,000 shares to an aggregate of 1,641,289 shares; and

WHEREAS, pursuant to Section 13.1 of the 2015 Plan, the Company may amend the 2015 Plan.

NOW, THEREFORE, BE IT RESOLVED, the 2015 Plan is hereby amended as follows:

“3.1 Number of Shares.

(a) Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) one million six hundred forty-one thousand, two hundred eighty-nine (1,641,289), plus (ii) any Shares which are available for grant under the Prior Plans on the Effective Date or are subject to awards under the Prior Plans which after the Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans. No more than one million six hundred forty-one thousand, two hundred eighty-nine (1,641,289) Shares may be delivered upon the exercise of Incentive Stock Options. After the Effective Date, no awards may be granted under any Prior Plan, however, any awards under any Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of such Prior Plan.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the effective date written above.

RITTER PHARMACEUTICALS, INC.

By:
Name:
Title:

41

RITTER PHARMACEUTICALS, INC
1880 CENTURY PARK EAST
SUITE 1000
LOS ANGELES, CA 90067

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

**The Board of Directors recommends you vote FOR the following:**

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

**Nominees**

01. Noah Doyle 02. Matthew W. Foehr 03. Paul V. Maier 04. William Merino 05. Gerald T. Proehl
06. Andrew J. Ritter 07. Ira E. Ritter 08. Michael D. Step

**The Board of Directors recommends you vote FOR proposals 2 and 3.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Ratification of the selection of Mayer Hoffman McCann P.C. as Independent Auditor. | ☐ | ☐ | ☐ |
| 3. Approval of the amendment of the Company's 2015 Equity Incentive Plan to increase the aggregate number of shares that may be issued pursuant to awards under the Plan by 838,000. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000332086_1 R1.0.1.15

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement and Annual Report On Form 10-K are available at www.proxyvote.com

**RITTER PHARMACEUTICALS INC**
**Annual Meeting of Stockholders**
**June 2, 2017 9:00 AM (PDT)**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder(s) hereby appoint(s) Michael D. Step and Andrew J. Ritter, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot or otherwise properly presented at the Annual Meeting of all of the shares of common stock of RITTER PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM (PDT) on June 2, 2017, at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, CA 90067-6078, and any adjournment or postponement thereof, with all powers that the undersigned stockholder(s) would possess if personally present.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of the director nominees in Proposal 1, "FOR" the ratification of Mayer Hoffman McCann P.C. in Proposal 2, and "FOR" approval of the amendment to the 2015 Equity Incentive Plan described in Proposal 3.**

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

**Continued and to be signed on reverse side**

0000332086_2 R1.0.1.15